Section 2: EX-32.1 (Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Annual Report of Capital Bancorp, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 17, 2025	By: /s/ Edward F. Barry
Name: Edward F. Barry
Title: Chief Executive Officer

By: /s/ Dominic Canuso
Name: Dominic Canuso
Title: Principal Financial Officer